EXHIBIT 21.1


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UNIONBANCAL CORPORATION
As of Date:  October 1, 2004


___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                                (Ownership: BTM 62.1%, Public 37.9%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
100%                                                                             100%
Union Bank of California,                                                        Bankers Commercial Corporation
National Association                                                             San Diego, California
San Francisco, California                                                        __________________________________________
______________________________________                                           100%
                    |                                                            Cal First Properties, Inc.
                    |                                                            San Francisco, California
____________________|_________________                                           __________________________________________
100%                                                                             100%
HighMark Capital Management, Inc.                                                Mills-Ralston, Inc.
San Francisco, California                                                        San Francisco, California
______________________________________     _________________________________     __________________________________________
100%                                       99% (UBOC-1%)                         100%
UBOC Commercial, LLC                  -----UBOC-I, L.P.                          SBS Realty Inc. (inactive)
San Francisco, California                  San Francisco, CA                     San Francisco, California
______________________________________     _________________________________     __________________________________________
100%                                                                             100%
UBOC Community Development                                                       Stanco Properties, Inc.
Corporation                                                                      Los Angeles, California
San Francisco, California                                                        __________________________________________
______________________________________                                           100%
100%                                                                             UNBC Leasing, Inc.
UBOC Comstock I                                                                  Los Angeles, California
San Francisco, California (inactive)       _________________________________     __________________________________________
______________________________________     100% Armstrong/Robitaille, Inc.       100%
100%                                       City of Industry, CA                  UnionBanCal Commercial Funding
UBOC Insurance, Inc.                  -----100% John Burnham & Company           Corporation
City of Industry, California               City of Industry, CA                  Los Angeles, California
______________________________________     100% Tanner Insurance Brokers, Inc.   __________________________________________
100%                                       City of Industry, CA                  100%
UnionBanc Investment Services LLC          _________________________________     UnionBanCal Equities, Inc.
Los Angeles, California                                                          Los Angeles, California
______________________________________                                           __________________________________________
100%                                                                             100%
UnionBanCal Mortgage Corporation                                                 UnionBanCal Leasing Corporation
Los Angeles, California                                                          Los Angeles, California
______________________________________                                           __________________________________________



UNBC Org Chart                                                                                                            1

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___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                                (Ownership: BTM 62.1%, Public 37.9%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
Union Bank of California,                                                        100%
National Association                                                             UnionBanCal Venture Corporation
(continued)                                                                      Los Angeles, California
______________________________________                                           __________________________________________
                    |                                                            100%
                    |                                                            Business Capital Trust 1
                    |                                                            San Bernardino, California
____________________|_________________                                           __________________________________________
100%                                                                             100%
Union Bank of California Leasing, Inc.                                           MCB Statutory Trust I
San Francisco, California (inactive)                                             San Rafael, California
______________________________________     _________________________________     __________________________________________
100%                                       100%                                  Nameholder Corporations:
Union Bank of California International-----Union Bank of California              (inactive, noncapitalized)
New York, New York                         Servicos Limitada,
______________________________________     Sao Paulo, Brazil                     California First Advisory Services
100% Controlled (Other Basis)              _________________________________     San Francisco, California
Union Bank of California Foundation
Los Angeles, California                                                          California First Capital Management
______________________________________                                           San Francisco, California
Nameholder Corporations:
(inactive, noncapitalized)                                                       California First Corporation
                                                                                 San Francisco, California
The California-Sansome Corporation
San Francisco, California                                                        Union Capital Advisors, Inc.
                                                                                 San Francisco, California
Inland Valley Bancorp                                                            __________________________________________
San Francisco, California
______________________________________


UNBC Org Chart                                                                                                            2

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